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                                    EXHIBIT 1


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                                    AGREEMENT

         Pursuant to Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned agree that the Schedule 13D, and any amendments thereto, filed with respect to the beneficial ownership by the undersigned of the equity securities of Occupational Health + Rehabilitation Inc. is being filed on behalf of each of the undersigned.


                              Venrock Associates


November 19, 1996             By:       /s/ Ted H. McCourtney
                                  -------------------------------------
                                        Ted H. McCourtney
                                        General Partner


                              Venrock Associates II, L.P.


November 19, 1996             By:       /s/ Ted H. McCourtney
                                  -------------------------------------
                                        Ted H. McCourtney
                                        General Partner


November 19, 1996                       /s/ Peter O. Crisp
                                  -------------------------------------
                                        Peter O. Crisp
                                        General Partner


                                        /s/ Anthony B. Evnin
                                  -------------------------------------
                                        Anthony B. Evnin
                                        General Partner


                                        /s/ David R. Hathaway
                                  -------------------------------------
                                        David R. Hathaway
                                        General Partner


                                        /s/ Ted. H. McCourtney
                                  -------------------------------------
                                        Ted H. McCourtney
                                        General Partner


                                        /s/ Ray A. Rothrock
                                  -------------------------------------
                                        Ray A. Rothrock
                                        General Partner



                                        /s/ Kimberley A. Rummelsburg
                                  -------------------------------------
                                        Kimberley  A. Rummelsburg
                                        General Partner


                                        /s/ Patrick F. Latterell
                                  -------------------------------------
                                        Patrick F. Latterell
                                        General Partner


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                                        /s/ Anthony Sun
                                  -------------------------------------
                                        Anthony Sun
                                        General Partner


                                  Page 22 of 70